UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 ___________________________________________________________________

FORM 8-K

 CURRENT REPORT
 Pursuant to section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2008 (October 16, 2008)
UST INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-17506	06-1193986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
6 High Ridge Park, Building A, Stamford, Connecticut		06905
(Address of principal executive offices)		(Zip Code)

(203) 817-3000
 (Registrant’s telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________________________________________________________________

Item 8.01     Other Events.

On October 16, 2008, UST Inc., a Delaware corporation, and Altria Group, Inc., a Virginia corporation, issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits

The following are included as exhibits to this report:

Exhibit No.	Description
99.1	Join Press Release of UST Inc. and Altria Group, Inc., dated October 16, 2008.

UST INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UST INC.
(Registrant)

Date:	October 17, 2008	By:
/s/ Gary B. Glass
		Name:	Gary B. Glass
		Title:	Vice President, General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Join Press Release of UST Inc. and Altria Group, Inc., dated October 16, 2008.